September 20, 2006

Supplement

SUPPLEMENT DATED SEPTEMBER 20, 2006 TO THE STATEMENT OF
ADDITIONAL INFORMATION OF MORGAN STANLEY FLEXIBLE INCOME TRUST
Dated February 28, 2006

The disclosure in the Fund's Statement of Additional Information in the section entitled ‘‘II. Description of the Fund and Its Investments and Risks — C. Fund Policies/Investment Restrictions’’ is hereby deleted and replaced with the following:

C.    Fund Policies/Investment Restrictions

The investment objectives, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio, except in the case of borrowing and investments in illiquid securities.

The Fund will:

1.

As a primary objective, seek a high level of current income.

2.

As a secondary objective, seek to maximize total return but only to the extent consistent with its primary objective.

The Fund may not:

1.

Invest in a manner inconsistent with its classification as a ‘‘diversified company’’ as provided by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

2.

Invest more than 25% of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

3.

Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

4.

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

5.

Borrow money, except the Fund may borrow money to the extent permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

6.

Issue senior securities, except the Fund may issue senior securities to the extent permitted by (i) the Investment Company Act as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

7.

Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provision of the Investment Company Act, as amended from time to time.

8.

Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objectives by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

In addition, as a non-fundamental policy, the Fund will not:

1.

Invest in other investment companies in reliance on Sections 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the Investment Company Act.

2.

Make short sales of securities, except short sales against the box.

3.

The Fund may not invest its assets in the securities of any investment company except as may be permitted by (i) the Investment Company Act as amended from time to time; (ii) the rules and regulations promulgated by the SEC under the Investment Company Act as amended from time to time; or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act as amended from time to time.

For the fiscal years ended 2004 and 2005, the Fund's portfolio turnover rates were 282% and 137%, respectively. This variation resulted from greater use of mortgage rolls which generally involves selling mortgages prior to settlement and to subsequent repurchase at a more favorable price and coupon.

The Fund has an operating policy, which may be changed by the Fund's Board of Trustees, not to borrow except from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.